UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 17, 2011 (June 14, 2011)

INTERNATIONAL COAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32679	20-2641185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Corporate Centre Drive	25560
Scott Depot, West Virginia	(Zip Code)
(Address of principal executive offices)
(304) 760-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     On June 15, 2011, pursuant to the Agreement and Plan of Merger, dated as of May 2, 2011 (as amended, the “Merger Agreement”), among International Coal Group, Inc., a Delaware corporation (the “Company”), Arch Coal, Inc., a Delaware corporation (“Parent”), and Atlas Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”).

Item 1.01	Entry into a Material Definitive Agreement.
4.00% Convertible Senior Notes Supplemental Indenture
     In connection with the transactions described in Item 3.01 below, the Company entered into a Third Supplemental Indenture dated as of June 15, 2011 (the “2017 Notes Third Supplemental Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, related to the Indenture dated as of March 16, 2010 (the “2017 Notes Original Indenture”), as amended and supplemented by the First Supplemental Indenture dated as of March 16, 2010 (the “2017 Notes First Supplemental Indenture” and, together with the 2017 Notes Original Indenture, and the 2017 Notes Third Supplemental Indenture, the “2017 Notes Indenture”), relating to the Company’s outstanding 4.00% Convertible Senior Notes due 2017 (the “2017 Notes”). Pursuant to the 2017 Notes Third Supplemental Indenture, the 2017 Notes are no longer convertible into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), and instead are convertible into an amount of cash consideration (after giving effect, if applicable, to any additional shares of the Common Stock that such a holder would be entitled to receive if it converts its 2017 Notes during a make-whole conversion period, including the 2017 Notes Make-Whole Conversion Period described under Item 2.04 below) that the holder would have received in connection with the transaction described in Item 3.01 below if the given 2017 Notes would have been converted immediately prior to the Merger (after giving effect, if applicable, to any additional shares of Common Stock that such holder would have been entitled to receive if it converts its 2017 Notes during a make-whole conversion period, including the 2017 Notes Make-Whole Conversion Period described under Item 2.04 below).
     The information set forth under Item 2.04 regarding the 2017 Notes is incorporated herein by reference. This description of the 2017 Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the 2017 Notes Original Indenture, the 2017 Notes First Supplemental Indenture and the 2017 Notes Third Supplemental Indenture which are included as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
9.00% Convertible Senior Notes Supplemental Indenture
     In connection with the transactions described in Item 3.01 below, the Company entered into a Second Supplemental Indenture dated as of June 15, 2011 (the “2012 Notes Second Supplemental Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, related to the Indenture dated as of July 31, 2007 (the “2012 Notes Original Indenture”), as amended and supplemented by the First Supplemental Indenture dated as of December 3, 2009 (the “2012 Notes First Supplemental Indenture” and, together with the 2012 Notes Original Indenture, and the 2012 Notes Second Supplemental Indenture, the “2012 Notes Indenture”), relating to the Company’s outstanding 9.00% Convertible Senior Notes due 2012 (the “2012 Notes”). Pursuant to the 2012 Notes Second Supplemental Indenture, the 2012 Notes are no longer convertible into shares of the Company’s Common Stock and instead are convertible into an amount of cash consideration (after giving effect, if applicable, to any additional shares of the Common Stock that such a holder would be entitled to receive if it converts its 2012 Notes during a make-whole conversion period, including the 2012 Notes Make-Whole Conversion Period described under Item 2.04 below) that the holder would have received in connection with the transaction described in Item 3.01 below if the given 2012 Notes would have been converted immediately prior to the Merger (after giving effect, if applicable, to any additional shares of Common Stock that such holder would have been entitled to receive if it converts its 2012 Notes during a make-whole conversion period, including the 2012 Notes Make-Whole Conversion Period described under Item 2.04 below).
     The information set forth under Item 2.04 regarding the 2012 Notes is incorporated herein by reference. This description of the 2012 Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the 2012 Notes Original Indenture, the 2012 Notes First Supplemental Indenture and the 2012 Notes Second Supplemental Indenture which are included as Exhibits 4.4, 4.5 and 4.6 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
     In connection with the transactions described in Item 3.01 below, the Third Amended and Restated Credit Agreement (as amended from time to time, the “Existing Credit Agreement”) among ICG, LLC, the Company and certain subsidiaries of the Company as credit parties, the lenders party thereto, General Electric Capital Corporation, as administrative agent and as a collateral agent, UBS AG, Stamford Branch, as a collateral agent and PNC Bank, National Association, as documentation agent, which provided the Company with an asset-based loan facility consisting of a $125.0 million senior secured facility with a four year term available for loans and the issuance of letters of credit, was terminated on June 14, 2011. All amounts outstanding under the Existing Credit Agreement were paid off with funds from Parent.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
Make-Whole Fundamental Change Relating to 4.00% Convertible Senior Notes
     Upon the consummation of the Merger, a make-whole fundamental change relating to the 2017 Notes occurred and the conversion rate applicable to 2017 Notes that are surrendered for conversion during the period (the “2017 Notes Make-Whole Conversion Period”) from, and including, June 15, 2011, the effective date of the make-whole fundamental change relating to the Merger, to, and including, the 2017 Notes Fundamental Change Repurchase Date (as defined below), was increased by 7.0006 shares of Common Stock per $1,000 principal amount of 2017 Notes. Accordingly, upon surrender of 2017 Notes for conversion following the Merger in connection with the make-whole fundamental change resulting from the Merger, the Company’s conversion obligation during the 2017 Notes Make-Whole Conversion Period will be calculated based solely on the Merger Consideration (as defined below in Item 3.01) received by the Company’s stockholders in the Merger and shall be deemed to be an amount equal to, per $1,000 principal amount of converted 2017 Notes, the applicable conversion rate of 179.0880 shares of Common Stock per $1,000 principal amount of 2017 Notes, multiplied by the Merger Consideration (as defined below). Based on the above, holders of 2017 Notes surrendered for conversion during the 2017 Notes Make-Whole Conversion Period will be entitled to receive, at settlement, $2,614.6848 in cash for each $1,000 principal amount of 2017 Notes surrendered for conversion.
     In addition, the consummation of the Offer described below under Item 3.01 constituted a “Fundamental Change” under the 2017 Notes Indenture. As a result, holders of 2017 Notes will have the right to require the Company to repurchase all or a portion of such holder’s 2017 Notes, at a price, payable in cash, equal to 100% of the principal amount of the 2017 Notes (or portions thereof) to be so repurchased on a date selected by the Company (the “2017 Notes Fundamental Change Repurchase Date”), which shall be no later than 35 days, nor earlier than 20 days, after the date the applicable fundamental change notice is mailed. The fundamental change notice relating to the 2017 Notes is required to be mailed by the Company no later than July 13, 2011. Accordingly, the 2017 Notes Fundamental Change Repurchase Date relating to the consummation of the Offer, which will be announced at a later date by the Company, may occur as early as July 5, 2011 and as late as August 17, 2011.
     Holders of 2017 Notes surrendered for conversion as and when permitted by the 2017 Notes Indenture after the expiration of the 2017 Notes Make-Whole Conversion Period will be entitled to receive, at settlement, $2,512.47604 in cash for each $1,000 principal amount of 2017 Notes surrendered for conversion. See Item 1.01.
Make-Whole Fundamental Change Relating to 9.00% Convertible Senior Notes
     Upon the consummation of the Offer, a make-whole fundamental change relating to the 2012 Notes occurred and the conversion rate applicable to 2012 Notes that are surrendered for conversion during the period (the “2012 Notes Make-Whole Conversion Period”) through, and including, the 2012 Notes Fundamental Change Repurchase Date (as defined below), was increased by 0.0723 shares of Common Stock per $1,000 principal amount of 2012 Notes. Accordingly, upon surrender of 2012 Notes for conversion following the Merger in connection with the make-whole fundamental change resulting from the consummation of the Offer, the Company’s conversion obligation during the 2012 Notes Make-Whole Conversion Period will be calculated based solely on the Merger Consideration received by the Company’s stockholders in the Merger and shall be deemed to be an amount equal to, per $1,000 principal amount of converted 2012 Notes, the applicable conversion rate of 163.8859 shares of Common Stock per $1,000 principal amount of 2012 Notes, multiplied by the Merger Consideration. Based on the above, holders of 2012 Notes surrendered for conversion during the 2012 Notes Make-Whole Conversion Period will be entitled to receive, at settlement, $2,392.73414 in cash for each $1,000 principal amount of 2012 Notes surrendered for conversion.
     In addition, the consummation of the Offer described below under Item 3.01 constituted a “Fundamental Change” under the 2012 Notes Indenture. As a result, holders of 2012 Notes will have the right to require the Company to repurchase all or a portion of such holder’s 2012 Notes, at a price, payable in cash, equal to 100% of the principal amount of the 2012 Notes (or portions thereof) to be so repurchased on a date selected by the Company (the “2012 Notes Fundamental Change Repurchase Date”), which shall be no later than 35 days, nor earlier than 20 days, after the date the applicable fundamental change notice is mailed. The fundamental change notice relating to the 2012 Notes is required to be mailed by the Company no later than July 13, 2011. Accordingly, the 2012 Notes Fundamental Change Repurchase Date relating to the consummation of the Offer, which will be announced at a later date by the Company, may occur as early as July 5, 2011 and as late as August 17, 2011.
     Holders of 2012 Notes surrendered for conversion as and when permitted by the 2012 Notes Indenture after the expiration of the 2012 Notes Make-Whole Conversion Period will be entitled to receive, at settlement, $2,391.67856 in cash for each $1,000 principal amount of 2012 Notes surrendered for conversion. See Item 1.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     Pursuant to the Merger Agreement and upon the terms and conditions thereof, on May 16, 2011, Merger Sub commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of the Company’s Common Stock (the “Shares”), for $14.60 per share in cash, without interest and subject to applicable withholding taxes (the “Offer Price” or the “Merger Consideration”).
     On June 14, 2011, Parent announced the completion of the Offer which expired at 8:00 a.m., New York City time, on June 14, 2011. According to Computershare Trust Company, N.A., the depositary for the Offer, as of the Offer expiration, a total of approximately 188,388,837 Shares (including 16,672,951 Shares subject to guaranteed delivery procedures) were validly tendered and not properly withdrawn, representing approximately 92.3% of the Shares then outstanding on a non-fully diluted basis and approximately 89.5% Shares on a fully diluted basis (as determined pursuant to the Merger Agreement). On June 14, 2011, Parent announced that Merger Sub had accepted for payment in accordance with the terms of the Offer all Shares that were validly tendered and not withdrawn prior to the expiration of the Offer.
     Also on June 14, 2011, pursuant to the terms of the Merger Agreement, Merger Sub exercised its top-up option (the “Top-Up Option”) to purchase directly from the Company an aggregate number of additional shares of Common Stock that, when added to the number of Shares already owned immediately prior to the exercise of such option (which for these purposes does not include Shares that were tendered subject to guaranteed delivery procedures), results in Merger Sub, Parent and Parent’s wholly owned subsidiaries owning one Share more than 90% of the then outstanding Shares. Pursuant to the exercise of the Top-Up Option, Merger Sub purchased directly from the Company a total of 120,441,395 newly issued shares of Common Stock (the “Top-Up Option Shares”) at the Offer Price. Such Top-Up Option Shares, combined with the Shares already owned by Merger Sub, Parent and Parent’s wholly owned subsidiaries, represented one Share more than 90% of the then outstanding Shares. Merger Sub paid the purchase price for the Top-Up Option Shares in cash in the amount of $1,204,413.95 and the remainder by delivery of a promissory note.
     Following the exercise of the Top-Up Option, Merger Sub effected a “short form” merger under Delaware law of Merger Sub with and into the Company, as further described below, without the need for a meeting of the Company’s stockholders.
     Effective as of 12:01 a.m., New York City time, on June 15, 2011, Merger Sub was merged with and into the Company pursuant to the terms of the Merger Agreement, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent. At the effective time of the Merger, each remaining issued and outstanding Share not tendered in the Offer (other than any Shares held by Parent, the Company (in its treasury) or any of their wholly owned subsidiaries, including Merger Sub) was converted into the right to (a) receive the Merger Consideration or (b) seek appraisal of such Shares under Delaware law.
     On June 15, 2011, in connection with the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove its Common Stock from listing on the NYSE and requested that the NYSE file a delisting application with the Securities and Exchange Commission (“SEC”) to delist and deregister its common stock. On June 16, 2011, the NYSE filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Common Stock. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.02	Unregistered Sales of Equity Securities.
     The disclosure under Item 3.01 is incorporated herein by reference. The Top-Up Option Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act for transactions not involving a public offering.

Item 3.03	Material Modification to Rights of Security Holders.
     At the effective time of the Merger, each remaining issued and outstanding Share not tendered in the Offer (other than any Shares held by Parent, the Company (in its treasury), or any of their wholly owned subsidiaries, including Merger Sub) was converted into the right to (i) receive the Merger Consideration or (ii) seek appraisal of such Shares under Delaware law.

     On June 14, 2011, in connection with the Merger, the Company provided notice of redemption to the holders of the Company’s outstanding 9.125% Senior Secured Second-Priority Notes due 2018 (the “2018 Notes”), and deposited with the trustee of the 2018 Notes, sufficient funds to pay those holders the redemption price and all accrued and unpaid interest with respect to the 2018 Notes (the “2018 Notes Deposited Funds”). Upon receipt of the 2018 Notes Deposited Funds, the trustee issued an acknowledgement that all of the Company’s obligations pursuant to the indenture governing the 2018 Notes were satisfied and discharged.
     The disclosure under Item 1.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.
     The disclosure under Item 3.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Pursuant to the terms of the Merger Agreement, and effective as of the effective time of the Merger, all of the members of the board of directors of the Company immediately prior to the effective time of the Merger resigned as directors of the Company and the members of the board of directors of Merger Sub, John W. Eaves, Steven F. Leer and Robert G. Jones, became the members of the board of directors of the Company. Accordingly, each of the following directors resigned as directors: Bennett K. Hatfield, Wilbur L. Ross, Jr., Maurice E. Carino, Jr., Cynthia B. Bezik, William J. Catacosinos, Stanley N. Gaines, Samuel A. Mitchell and Wendy L. Teramoto. Each such director resigned pursuant to the terms of the Merger Agreement and not because of any disagreement with the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.
     Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Company’s certificate of incorporation was amended and restated in its entirety as set forth in Exhibit A to the Merger Agreement. A copy of the Company’s certificate of incorporation, as amended and restated in connection with the Merger, is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Company’s bylaws were amended and restated in their entirety and the bylaws of Merger Sub immediately prior to the effective time of the Merger became the bylaws of the Company. A copy of the Company’s bylaws, as amended and restated in connection with the Merger, is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
3.1	Third Amended and Restated Certificate of Incorporation of International Coal Group, Inc.*

3.2	Fourth Amended and Restated Bylaws of International Coal Group, Inc.*

4.1	Indenture, dated as of March 16, 2010, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to International Coal Group, Inc.’s Current Report on Form 8-K filed on March 16, 2010).

4.2	First Supplemental Indenture, dated as of March 16, 2010, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A, relating to International Coal Group, Inc.’s 4.00% Convertible Senior Notes due 2017 (incorporated by reference to Exhibit 4.2 to International Coal Group, Inc.’s Current Report on Form 8-K filed on March 16, 2010).

4.3	Third Supplemental Indenture, dated as of June 15, 2011, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A, relating to International Coal Group, Inc.’s 4.00% Convertible Senior Notes due 2017.*

4.4	Indenture, dated as of July 31, 2007, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Trust Company, N.A., as Trustee, relating to International Coal Group, Inc.’s 9.00% Convertible Senior Notes due 2012 (incorporated by reference to Exhibit 4.1 to International Coal Group, Inc.’s Current Report on Form 8-K filed on July 31, 2007).

4.5	First Supplemental Indenture, dated December 3, 2009, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to International Coal Group, Inc.’s 9.00% Convertible Senior Notes due 2012 (incorporated by reference to Exhibit 4.13 to International Coal Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009 filed on January 29, 2010).

4.6	Second Supplemental Indenture, dated as of June 15, 2011, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to International Coal Group, Inc.’s 9.00% Convertible Senior Notes due 2012.*

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.
By:	/s/ Jon S. Ploetz
	Name:	Jon S. Ploetz
	Title:	Secretary

Date: June 17, 2011

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Third Amended and Restated Certificate of Incorporation of International Coal Group, Inc.*

3.2	Fourth Amended and Restated Bylaws of International Coal Group, Inc.*

4.1	Indenture, dated as of March 16, 2010, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to International Coal Group, Inc.’s Current Report on Form 8-K filed on March 16, 2010).

4.2	First Supplemental Indenture, dated as of March 16, 2010, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A, relating to International Coal Group, Inc.’s 4.00% Convertible Senior Notes due 2017 (incorporated by reference to Exhibit 4.2 to International Coal Group, Inc.’s Current Report on Form 8-K filed on March 16, 2010).

4.3	Third Supplemental Indenture, dated as of June 15, 2011, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A, relating to International Coal Group, Inc.’s 4.00% Convertible Senior Notes due 2017.*

4.4	Indenture, dated as of July 31, 2007, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Trust Company, N.A., as Trustee, relating to International Coal Group, Inc.’s 9.00% Convertible Senior Notes due 2012 (incorporated by reference to Exhibit 4.1 to International Coal Group, Inc.’s Current Report on Form 8-K filed on July 31, 2007).

4.5	First Supplemental Indenture, dated December 3, 2009, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to International Coal Group, Inc.’s 9.00% Convertible Senior Notes due 2012 (incorporated by reference to Exhibit 4.13 to International Coal Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009 filed on January 29, 2010).

4.6	Second Supplemental Indenture, dated as of June 15, 2011, among International Coal Group, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to International Coal Group, Inc.’s 9.00% Convertible Senior Notes due 2012.*

*	Filed herewith.